SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                      ----

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported) September 13, 2001

                Key Consumer Receivables LLC (as Depositor) under
                  an Amended and Restated Trust Agreement dated
                          as of September 1, 2001; and

          Key Bank USA, National Association (as a Seller and as Master
           Servicer) under a Sale and Servicing Agreement dated as of
                    September 1, 2001 in connection with the
        issuance of KeyCorp Student Loan Trust 2001-A Asset Backed Notes.


                          Key Consumer Receivables LLC
                       Key Bank USA, National Association
             (Exact name of Registrant as specified in its charter)

United States                          333-62624-02            34-1938746
(State or other jurisdiction of        333-62624-02            34-1804148
incorporation)                         (Commission             (IRS Employer
                                       File Number)            ID Number)

Key Tower, 127 Public Square, Cleveland, Ohio                      44114
(Address of principal executive offices)                         (Zip Code)

Registrant's Telephone Number,
including area code:                                           (216) 828-8122
                                                               (216) 689-6300

                                       N/A

          (Former name or former address, if changed since last report)

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits

     EXHIBIT NO.                           DESCRIPTION OF EXHIBIT

         1.1 Note Underwriting Agreement, among Key Bank USA, National Association, Key Consumer Receivables LLC and Deutsche Bank Alex. Brown Inc. as Representative of the Underwriters, dated September 6, 2001.

         4.1 Indenture, between KeyCorp Student Loan Trust 2001-A (the "Trust") and The Chase Manhattan Bank (the "Indenture Trustee"), dated as of September 1, 2000.

         4.2 Amended and Restated Trust Agreement, between Key Consumer Receivables LLC and Bank One, National Association (the "Eligible Lender Trustee"), dated as of September 1, 2001.

         4.3 Sale and Servicing Agreement, among Key Consumer Receivables LLC (as Depositor) Key Bank USA, National Association (as Master Servicer and Administrator) the Trust, and the Eligible Lender Trustee, dated as of September 1, 2001.

         4.4 Insurance Agreement, among MBIA Insurance Corporation as Insurer, Key Bank USA, National Association (as Master Servicer, Seller and Administrator) Key Consumer Receivables LLC (as Depositor) the Trust, the Eligible Lender Trustee and the Indenture Trustee, dated as of September 1, 2001.

         4.5 KBUSA Student Loan Transfer Agreement between Key Bank USA, National Association, (as Seller) Key Consumer Receivables LLC (as Purchaser) and Bank One, National Association (as Depositor Eligible Lender Trustee, dated September 1, 2001.

         4.6 QSPE Student Loan Transfer Agreement among Key Consumer QSPE LLC, Bank One, National Association, as eligible lender trustee for QSPE, Key Consumer Receivables LLC (as Depositor) and Bank One, National Association, eligible lender trustee for the Depositor, dated September 1, 2001.

         4.7 Interest Rate Swap Agreements between the Trust and Key Bank USA, National Association, as the Swap Counterparty, as documented on a 1992 ISDA Master Agreement (Multicurrency-Cross Border), including the related sole confirmations and the related schedules, each dated as of September 14, 2001.

         4.8 Cap Agreements between the Trust and Key Bank USA, National Association, as the Cap Provider, as documented according to a 1992 ISDA Master Agreement (Multicurrency-Cross Border), including the related sole confirmations and the related schedules, each dated as of September 14, 2001.

         4.9 Put Option Agreements, among KEYBANK National Association (as Put Option Provider) the Trust, the Depositor, the Indenture Trustee and Key Bank USA, National Association (as Calculation Agent), dated September 14, 2001.

         99.1 Administration Agreement, among Key Bank USA, National Association, the Trust and the Indenture Trustee, dated as of September 1, 2001.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       KEY CONSUMER RECEIVABLES LLC



                                       By: /S/ CRAIG T. PLATT
                                           Name:   Craig T. Platt
                                           Title:  President



                                       KEY BANK USA, NATIONAL ASSOCIATION



                                       By: /S/ CRAIG T. PLATT
                                           Name:    Craig T. Platt
                                           Title: Senior Vice President

Dated:  November 20, 2001

                                  EXHIBIT INDEX

     EXHIBIT NO.                           DESCRIPTION OF EXHIBIT

         1.1 Note Underwriting Agreement, among Key Bank USA, National Association, Key Consumer Receivables LLC and Deutsche Bank Alex. Brown Inc. as Representative of the Underwriters, dated September 6, 2001.

         4.1 Indenture, between KeyCorp Student Loan Trust 2001-A (the "Trust") and The Chase Manhattan Bank (the "Indenture Trustee"), dated as of September 1, 2000.

         4.2 Amended and Restated Trust Agreement, between Key Consumer Receivables LLC and Bank One, National Association (the "Eligible Lender Trustee"), dated as of September 1, 2001.

         4.3 Sale and Servicing Agreement, among Key Consumer Receivables LLC (as Depositor) Key Bank USA, National Association (as Master Servicer and Administrator) the Trust, and the Eligible Lender Trustee, dated as of September 1, 2001.

         4.4 Insurance Agreement, among MBIA Insurance Corporation as Insurer, Key Bank USA, National Association (as Master Servicer, Seller and Administrator) Key Consumer Receivables LLC (as Depositor) the Trust, the Eligible Lender Trustee and the Indenture Trustee, dated as of September 1, 2001.

         4.5 KBUSA Student Loan Transfer Agreement between Key Bank USA, National Association, (as Seller) Key Consumer Receivables LLC (as Purchaser) and Bank One, National Association (as Depositor Eligible Lender Trustee, dated September 1, 2001.

         4.6 QSPE Student Loan Transfer Agreement among Key Consumer QSPE LLC, Bank One, National Association, as eligible lender trustee for QSPE, Key Consumer Receivables LLC (as Depositor) and Bank One, National Association, eligible lender trustee for the Depositor, dated September 1, 2001.

         4.7 Interest Rate Swap Agreements between the Trust and Key Bank USA, National Association, as the Swap Counterparty, as documented on a 1992 ISDA Master Agreement (Multicurrency-Cross Border), including the related sole confirmations and the related schedules, each dated as of September 14, 2001.

         4.8 Cap Agreements between the Trust and Key Bank USA, National Association, as the Cap Provider, as documented according to a 1992 ISDA Master Agreement (Multicurrency-Cross Border), including the related sole confirmations and the related schedules, each dated as of September 14, 2001.

         4.9 Put Option Agreements, among KEYBANK National Association (as Put Option Provider) the Trust, the Depositor, the Indenture Trustee and Key Bank USA, National Association (as Calculation Agent), dated September 14, 2001.

         99.1 Administration Agreement, among Key Bank USA, National Association, the Trust and the Indenture Trustee, dated as of September 1, 2001.